Property and equipment, net	12 Months Ended
Dec. 31, 2025
Property and equipment, net
Property and equipment, net

6. Property and equipment, net

Property and equipment, net consists of the following:

	As of
	December 31,	As of December 31,
	2024	2025	2025
	RMB	RMB	US$
Computer and transmission equipment	31,286,142	37,106,123	5,306,105
Furniture and office equipment	1,715,512	2,695,289	385,421
Leasehold improvements	27,530,407	33,375,602	4,772,648
Motor vehicles	816,103	816,103	116,701
Total property and equipment	61,348,164	73,993,117	10,580,875
Accumulated depreciation	(45,514,674)	(50,093,561)	(7,163,284)
Property and equipment, net	15,833,490	23,899,556	3,417,591

Depreciation expense was RMB3,026,574, RMB4,866,123 and RMB8,768,355 (US$1,253,858) for the years ended December 31, 2023, 2024 and 2025, respectively. Disposal of property and equipment resulted in loss of RMB148,198, gain of RMB56,293 and loss of RMB3,693 (US$528) in the years ended December 31, 2023, 2024 and 2025, respectively.